Exhibit 21.1
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES
December 31, 2022

Name	State, Territory or Country of Origin
BCHH Title Company of Alabama, LLC	Alabama
FNC Title of Alabama, LLC	Alabama
Stewart Title of Alabama, LLC	Alabama
Stewart Title & Trust of Tucson	Arizona
BCHH Title Agency of Arkansas, L.L.C.	Arkansas
Stewart Title of Arkansas, LLC	Arkansas
API NR 1 LLC	California
API NR 2 LLC	California
API NR 3 LLC	California
API NR 4 LLC	California
API Stewart Holdings LLC	California
Asset Preservation, Inc.	California
EQUIMINE	California
Informative Research	California
InterCity Capital Corporation	California
Rapattoni Corporation	California
Stewart Title of California, Inc.	California
Stewart Title of Placer	California
Stewart Title of Sacramento	California
Rocky Mountain Recording Services, LLC	Colorado
ASK Global Services, LLC	Delaware
BCHH Holding Company, LLC	Delaware
CloudVirga, Inc.	Delaware
Falcon Master Holdings, LLC	Delaware
NotaryCam, Inc.	Delaware
Stewart Title & Trust of Phoenix, Inc.	Delaware
Stewart Title Holdings, Inc.	Delaware
Stewart Valuation Services, LLC	Delaware
US RES Holdco, LLC	Delaware
Stewart Properties of Tampa, Inc.	Florida
Timeshare Administration Group, LLC	Florida
GIT Holding Company, Inc.	Illinois
GIT Settlement Services LLC	Illinois
Greater Illinois Tax Deferred Exchange Corporation	Illinois
Greater Illinois Title Company, Inc.	Illinois
JPM & DJM Enterprises Services Private Limited	India
Stewart Valuation Intelligence, LLC	Kansas
ValuGuard Solutions, LLC	Kansas
BCHH Title of Louisiana, LLC	Louisiana
FNC Title Agency of Louisiana, LLC	Louisiana

Exhibit 21.1

Name	State, Territory or Country of Origin
FNC Title Agency, LLC	Maryland
FNC Title Services, LLC	Maryland
Stewart Title Guaranty de Mexico, S.A. de C.V.	Mexico
Advanced Support and Knowledge Services, LLC	Michigan
Devonshire Title Agency, LLC	Michigan
DS Data Research, LLC	Michigan
Eliseco, Inc.	Michigan
Equity Title Agency LLC	Michigan
Hantz Title Agency, LLC	Michigan
Interstate Title, Inc.	Michigan
New Title, LLC	Michigan
EverHome Title, LLC	Missouri
Lakeside Title, LLC	Missouri
Metropolitan Title & Escrow, LLC	Missouri
Informative Research Data Solutions LLC	Nevada
Stewart Title Inspection Service, LLC	Nevada
1501 Tilton Road, Inc.	New Jersey
Chestnut Title Agency, LLC	New Jersey
Stewart Title of Albuquerque, L.L.C.	New Mexico
Stewart Title of Dona Ana, Inc.	New Mexico
TCNM, LLC	New Mexico
Parked Properties NY, Inc.	New York
Stewart Title Insurance Company	New York
API NC HOLDINGS III LLC	North Carolina
Red River Title Services, Inc.	North Dakota
Caliber Title Agency, LLC	Ohio
Columbus Commercial Title Agency, LLC	Ohio
Developers Title, LLC	Ohio
First Ohio Title Insurance Agency, Ltd.	Ohio
Midwest Home Title Agency, LLC	Ohio
North Forest Title Services, LLC	Ohio
NVR Title Agency, L.L.C.	Ohio
Polaris Title Services, LLC	Ohio
RET Solutions, LLC	Ohio
Signature Closers, LLC	Ohio
Third Capital Title Agency of Greater Cincinnati, LLC	Ohio
Title First Agency, Inc.	Ohio
American Eagle Abstract of Cleveland County, LLC	Oklahoma
Oklahoma Land Title Services, LLC	Oklahoma
Stewart Title of Oklahoma, Inc.	Oklahoma
Stewart Pakistan (Private) Limited	Pakistan
API PA HOLDINGS LLC	Pennsylvania
BCHH Escrow of Washington, LLC	Pennsylvania

Exhibit 21.1

Name	State, Territory or Country of Origin
BCHH of the West, LLC	Pennsylvania
BCHH, LLC	Pennsylvania
LandSafe Default, Inc.	Pennsylvania
Advantage Title Solutions, S.R.L.	Romania
Yankton Title Company, Inc.	South Dakota
Homeland Title LLC	Tennessee
Memorial Title, LLC	Tennessee
Mid South Title Services, LLC	Tennessee
Summit Land Title, LLC	Tennessee
Sumner Title & Escrow, LLC	Tennessee
9ONE5 Title, LLC	Texas
ABC Title, LLC	Texas
Advantage Title Solutions, LLC	Texas
BCHH Title of Texas, LLC	Texas
Bedrock Title Company, LLC	Texas
Bison Tax Service Company, LLC	Texas
Chadco Builders, Inc.	Texas
Classic Title Company, LLC	Texas
Crown Title Company of Houston, LLC	Texas
Fulghum, Inc.	Texas
GESS Management, L.L.C.	Texas
GESS Real Estate Investments, L.P.	Texas
Graystone Title Company, LLC	Texas
Great American Title of Houston, LLC	Texas
HMH Title Company, LLC	Texas
Home Retention Services, Inc.	Texas
Inwood Heritage Oaks, Ltd.	Texas
IT24 of Houston, LLC	Texas
Landon Title Company, LLC	Texas
LCH Title Company, L.C.	Texas
Lubbock Data, Inc.	Texas
Millennium Title of Texas, L.C.	Texas
National Transfer Services, LLC	Texas
Priority Title, LLC	Texas
Professional Real Estate Tax Service of North Texas, L.L.C.	Texas
Professional Real Estate Tax Service of South Texas, L.L.C.	Texas
Professional Real Estate Tax Service, L.L.C.	Texas
PropertyInfo Corporation	Texas
PSI-Fire, L.P.	Texas
Red Oak Title, LLC	Texas

Exhibit 21.1

Name	State, Territory or Country of Origin
Stewart Enterprise Payment Solutions, Inc.	Texas
Stewart Financial Services, Inc.	Texas
Stewart Lender Services, Inc.	Texas
Stewart Solutions, LLC	Texas
Stewart Title Company	Texas
Stewart Title of Austin, LLC	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of Montgomery County, Inc.	Texas
Stewart Title of the Coastal Bend, Inc.	Texas
Stewart-India Company, LLC	Texas
Texarkana Title & Abstract Company, Inc.	Texas
Texas Guild Title, LLC	Texas
Stewart Title Guaranty Company	Texas
Stewart Title Limited	United Kingdom
BCHH of Utah Title Agency, LLC	Utah
FNC Title Agency of Utah, LLC	Utah
Stewart Title of Utah, Inc.	Utah
Western America Title Service, LLC	Utah
Brazos Insurance Company	Vermont
Title Reinsurance Company	Vermont
Richmond Settlement Solutions, LLC	Virginia
Stewart Land Title Services, L.L.C.	Virginia
Stewart Title & Settlement Services, Inc.	Virginia
Stewart Title and Escrow, Inc.	Virginia
Rainier Title, LLC	Washington
Liberty Title and Abstract, Inc.	Wisconsin
Thomas Title & Escrow, LLC	Wyoming